UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
January 4, 2006

(Date of Earliest Event Reported: December 28, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03.   Creation of a Direct Financial Obligation.

Early Settlement of Exchange Offers and Consent Solicitations

On December 28, 2005, El Paso Corporation, a Delaware corporation (“El Paso”), successfully consummated the early settlement (the “Early Settlement”) of its private offers to exchange all properly tendered and accepted notes (the “CGP Notes”) of the series listed below, which were previously issued by El Paso’s wholly-owned subsidiary, El Paso CGP Company, L.L.C., a Delaware limited liability company (formerly known as El Paso CGP Company, a Delaware corporation) (“CGP”), and the related solicitations of consents to the proposed amendments to the indentures governing such notes (collectively, the “CGP Indentures”), by:

(i)
causing CGP to pay the applicable consent payments listed below to the eligible holders of CGP Notes who validly delivered (and did not validly revoke) their consents by 12:00 noon, New York City time, on December 27, 2005 (the “Early Settlement Deadline”);

(ii)	accepting for exchange all of the CGP Notes properly tendered and not validly withdrawn as of the Early Settlement Deadline; and

(iii)
issuing new notes (the “El Paso Notes”), in the aggregate principal amount of approximately $2.042 billion (and in the series described in the table below), to the eligible holders of CGP Notes who validly tendered (and did not validly withdraw) their CGP Notes by the Early Settlement Deadline.

CGP Notes	Total Outstanding Principal Amount of CGP Notes (Immediately Prior to Early Settlement)	Outstanding Principal Amount of CGP Notes Tendered as of Early Settlement Deadline	Consent Payment per $1,000 Principal Amount of CGP Notes Tendered as of Early Settlement Deadline	El Paso Notes	Principal Amount of El Paso Notes Issued in Early Settlement

6.50% Notes due 2006	$109,500,000	$91,860,000	$1.25	6.50% Senior Notes due 2006	$91,860,000
7½% Notes due 2006	$204,910,000	$182,525,000	$1.25	7½% Senior Notes due 2006	$182,525,000
6.50% Senior Debentures due June 1, 2008	$200,000,000	$188,682,000	$2.50	6.50% Senior Notes due 2008	$188,682,000
7.625% Notes due 2008	$215,000,000	$206,596,000	$2.50	7.625% Senior Notes due 2008	$206,596,000
6.375% Senior Debentures due February 1, 2009	$200,000,000	$189,443,000	$2.50	6.375% Senior Notes due 2009	$189,443,000
7.75% Notes due 2010	$400,000,000	$369,729,000	$2.50	7.75% Senior Notes due 2010	$369,729,000
10¾% Senior Debentures due October 1, 2010	$56,573,000	$39,755,000	$2.50	10¾% Senior Notes due 2010	$39,755,000
9⅝% Senior Debentures due May 15, 2012	$150,000,000	$136,118,000	$2.50	9⅝% Senior Notes due 2012	$136,118,000
6.70% Senior Debentures due February 15, 2027	$200,000,000	$161,913,000	$2.50	6.70% Senior Notes due 2027	$161,913,000
6.95% Senior Debentures due June 1, 2028	$200,000,000	$197,080,000	$2.50	6.95% Senior Notes due 2028	$197,080,000
7.75% Senior Debentures due October 15, 2035	$150,000,000	$112,440,000	$2.50	7.75% Senior Notes due 2032	$112,440,000
7.42% Senior Debentures due February 15, 2037	$200,000,000	$165,642,000	$2.50	7.42% Senior Notes due 2037	$165,642,000

Subject to the terms and conditions of the private exchange offers, El Paso has offered to exchange each CGP Note that is properly tendered by an eligible holder, and accepted by El Paso, for a new El Paso Note in a principal amount equal to the exchange price of such tendered CGP Note. The exchange price for each CGP Note will be 100% of its principal amount if it is properly tendered prior to the expiration of the exchange offers. The exchange offers will expire immediately following 11:59 p.m., New York City time, on January 6, 2006, unless extended.

The exchange offers and consent solicitations are being made, and the El Paso Notes are being offered and issued, only (a) to holders of CGP Notes who are “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (b) outside the United States to holders of CGP Notes who are persons other than U.S. persons, in reliance upon Regulation S under the Securities Act. The new El Paso Notes issued and to be issued in exchange for CGP Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The new El Paso Notes issued in connection with the Early Settlement were issued pursuant to an indenture dated as of May 10, 1999 between El Paso and HSBC Bank USA, National Association (as successor-in-interest to JPMorgan Chase Bank, formerly The Chase Manhattan Bank), as trustee, as amended and supplemented by the Tenth Supplemental Indenture thereto dated as of December 28, 2005 (as so amended and supplemented, the "El Paso Indenture").

El Paso did not receive any cash proceeds from the sale of the new El Paso Notes, which were issued in exchange for the surrender and cancellation of an equal principal amount of CGP Notes.

The El Paso Notes are senior unsecured obligations of El Paso and rank, in right of payment, equally with all of El Paso's existing and future unsecured senior indebtedness. The El Paso Notes are not guaranteed by any of El Paso's subsidiaries.

El Paso’s 6.50% senior notes due 2006 will mature on May 15, 2006. Interest on El Paso’s 6.50% senior notes due 2006 will accrue at the rate of 6.50% per annum and will be payable semi-annually on each May 15 and November 15, commencing on May 15, 2006. Interest on El Paso’s 6.50% senior notes due 2006 will accrue from November 15, 2005, the most recent date to which interest has been paid on CGP’s 6.50% notes due 2006.

El Paso’s 7½% senior notes due 2006 will mature on August 15, 2006. Interest on El Paso’s 7½% senior notes due 2006 will accrue at the rate of 7½% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on El Paso’s 7½% senior notes due 2006 will accrue from August 15, 2005, the most recent date to which interest has been paid on CGP’s 7½% notes due 2006.

El Paso’s 6.50% senior notes due 2008 will mature on June 1, 2008. Interest on El Paso’s 6.50% senior notes due 2008 will accrue at the rate of 6.50% per annum and will be payable semi-annually on each June 1 and December 1, commencing on June 1, 2006. Interest on El Paso’s 6.50% senior notes due 2008 will accrue from December 1, 2005, the most recent date to which interest has been paid on CGP’s 6.50% senior debentures due June 1, 2008.

El Paso’s 7.625% senior notes due 2008 will mature on September 1, 2008. Interest on El Paso’s 7.625% senior notes due 2008 will accrue at the rate of 7.625% per annum and will be payable semi-annually on each March 1 and September 1, commencing on March 1, 2006. Interest on El Paso’s 7.625% senior notes due 2008 will accrue from September 1, 2005, the most recent date to which interest has been paid on CGP’s 7.625% notes due 2008.

El Paso’s 6.375% senior notes due 2009 will mature on February 1, 2009. Interest on El Paso’s 6.375% senior notes due 2009 will accrue at the rate of 6.375% per annum and will be payable semi-annually on each February 1 and August 1, commencing on February 1, 2006. Interest on El Paso’s 6.375% senior notes due 2009 will accrue from August 1, 2005, the most recent date to which interest has been paid on CGP’s 6.375% senior debentures due February 1, 2009.

El Paso’s 7.75% senior notes due 2010 will mature on June 15, 2010. Interest on El Paso’s 7.75% senior notes due 2010 will accrue at the rate of 7.75% per annum and will be payable semi-annually on each June 15 and December 15, commencing on June 15, 2006. Interest on El Paso’s 7.75% senior notes due 2010 will accrue from December 15, 2005, the most recent date to which interest has been paid on CGP’s 7.75% notes due 2010.

El Paso’s 10¾% senior notes due 2010 will mature on October 1, 2010. Interest on El Paso’s 10¾% senior notes due 2010 will accrue at the rate of 10¾% per annum and will be payable semi-annually on each April 1 and October 1, commencing on April 1, 2006. Interest on El Paso’s 10¾% senior notes due 2010 will accrue from October 1, 2005, the most recent date to which interest has been paid on CGP’s 10¾% senior debentures due October 1, 2010.

El Paso’s 9⅝% senior notes due 2012 will mature on May 15, 2012. Interest on El Paso’s 9⅝% senior notes due 2012 will accrue at the rate of 9⅝% per annum and will be payable semi-annually on each May 15 and November 15, commencing on May 15, 2006. Interest on El Paso’s 9⅝% senior notes due 2012 will accrue from November 15, 2005, the most recent date to which interest has been paid on CGP’s 9⅝% senior debentures due May 15, 2012.

El Paso’s 6.70% senior notes due 2027 will mature on February 15, 2027. Interest on El Paso’s 6.70% senior notes due 2027 will accrue at the rate of 6.70% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on El Paso’s 6.70% senior notes due 2027 will accrue from August 15, 2005, the most recent date to which interest has been paid on CGP’s 6.70% senior debentures due February 15, 2027.

El Paso’s 6.95% senior notes due 2028 will mature on June 1, 2028. Interest on El Paso’s 6.95% senior notes due 2028 will accrue at the rate of 6.95% per annum and will be payable semi-annually on each June 1 and December 1, commencing on June 1, 2006. Interest on El Paso’s 6.95% senior notes due 2028 will accrue from December 1, 2005, the most recent date to which interest has been paid on CGP’s 6.95% senior debentures due June 1, 2028.

El Paso’s 7.75% senior notes due 2032 will mature on January 15, 2032. Interest on El Paso’s 7.75% senior notes due 2032 will accrue at the rate of 7.75% per annum and will be payable semi-annually on each January 15 and July 15, commencing on January 15, 2006. Interest on El Paso’s 7.75% senior notes due 2032 will accrue from October 15, 2005, the most recent date to which interest has been paid on CGP’s 7.75% senior debentures due October 15, 2035.

El Paso’s 7.42% senior notes due 2037 will mature on February 15, 2037. Interest on El Paso’s 7.42% senior notes due 2037 will accrue at the rate of 7.42% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on El Paso’s 7.42% senior notes due 2037 will accrue from August 15, 2005, the most recent date to which interest has been paid on CGP’s 7.42% senior debentures due February 15, 2037.

The El Paso Indenture contains covenants that restrict El Paso’s ability to incur debt secured by liens, engage in sale-leaseback transactions or merge or consolidate with another entity or sell, lease or transfer substantially all of El Paso's properties or assets to another entity. These limitations are subject to a number of important qualifications and exceptions. Upon an Event of Default (as defined in the El Paso Indenture), the trustee or the holders of at least 25% in aggregate principal amount of the El Paso Notes of a particular series then outstanding may declare the entire principal of all the El Paso Notes of such series to be due and payable immediately.

Other than as described below, the El Paso Notes of each series are not redeemable prior to their stated maturity. Subject to the applicable terms and conditions of the El Paso Indenture:

(i)
on February 15, 2007, or if such date is not a business day, then the next succeeding business day, each holder of El Paso’s 6.70% senior notes due 2027 (the “El Paso 2027s”) will have the right to require El Paso to redeem all or any part (equal to $1,000 or an integral multiple thereof) of such holder’s El Paso 2027s for cash at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the redemption date; and

(ii)
El Paso may elect to redeem at any time (in whole or from time to time in part) El Paso’s 7.75% senior notes due 2032 (the “El Paso 2032s”) at the make-whole price with respect to the El Paso 2032s provided for in the El Paso Indenture.

Registration Rights Agreement

On December 28, 2005, El Paso entered into a Registration Rights Agreement with the dealer managers in connection with the above-described private exchange offers, pursuant to which El Paso agreed to (i) file with the Securities and Exchange Commission within 135 days following December 28, 2005, a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the El Paso Notes under the Securities Act and (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 220 days following December 28, 2005. If El Paso fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the El Paso Notes in accordance with the provisions of the Registration Rights Agreement.

El Paso Assumption of CGP Indentures and CGP Notes

Effective as of December 31, 2005, CGP transferred (the “Asset Transfer”) substantially all of its properties and assets as an entirety (within the meaning of the CGP Indentures and excluding certain properties and assets that are pending sale) to El Paso by means of a distribution on CGP’s outstanding equity interests (100% of which are held by El Paso). Concurrently with the Asset Transfer, in accordance with the requirements of the CGP Indentures and pursuant to a series of supplemental indentures thereto, El Paso assumed and succeeded to all of CGP’s rights, powers and obligations, and was substituted for CGP in all respects, under each CGP Indenture, such that El Paso is now the sole obligor in respect of all CGP Notes not acquired in the Early Settlement of the private exchange offers described above (the “Assumed CGP Notes”).

The Assumed CGP Notes (in the aggregate principal amount of approximately $244,200,000) are senior unsecured obligations of El Paso and rank, in right of payment, equally with all of El Paso's existing and future unsecured senior indebtedness. The Assumed CGP Notes are not guaranteed by any of El Paso's subsidiaries.

CGP’s 6.50% notes due 2006 that have been assumed by El Paso will mature on May 15, 2006. Interest on such securities will accrue at the rate of 6.50% per annum and will be payable semi-annually on each May 15 and November 15, commencing on May 15, 2006. Interest on such securities will accrue from November 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 7½% notes due 2006 that have been assumed by El Paso will mature on August 15, 2006. Interest on such securities will accrue at the rate of 7½% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on such securities will accrue from August 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 6.50% senior debentures due June 1, 2008 that have been assumed by El Paso will mature on June 1, 2008. Interest on such securities will accrue at the rate of 6.50% per annum and will be payable semi-annually on each June 1 and December 1, commencing on June 1, 2006. Interest on such securities will accrue from December 1, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 7.625% notes due 2008 that have been assumed by El Paso will mature on September 1, 2008. Interest on such securities will accrue at the rate of 7.625% per annum and will be payable semi-annually on each March 1 and September 1, commencing on March 1, 2006. Interest on such securities will accrue from September 1, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 6.375% senior debentures due February 1, 2009 that have been assumed by El Paso will mature on February 1, 2009. Interest on such securities will accrue at the rate of 6.375% per annum and will be payable semi-annually on each February 1 and August 1, commencing on February 1, 2006. Interest on such securities will accrue from August 1, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 7.75% notes due 2010 that have been assumed by El Paso will mature on June 15, 2010. Interest on such securities will accrue at the rate of 7.75% per annum and will be payable semi-annually on each June 15 and December 15, commencing on June 15, 2006. Interest on such securities will accrue from December 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 10¾% senior debentures due October 1, 2010 that have been assumed by El Paso will mature on October 1, 2010. Interest on such securities will accrue at the rate of 10¾% per annum and will be payable semi-annually on each April 1 and October 1, commencing on April 1, 2006. Interest on such securities will accrue from October 1, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 9⅝% senior debentures due May 15, 2012 that have been assumed by El Paso will mature on May 15, 2012. Interest on such securities will accrue at the rate of 9⅝% per annum and will be payable semi-annually on each May 15 and November 15, commencing on May 15, 2006. Interest on such securities will accrue from November 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 6.70% senior debentures due February 15, 2027 that have been assumed by El Paso will mature on February 15, 2027. Interest on such securities will accrue at the rate of 6.70% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on such securities will accrue from August 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 6.95% senior debentures due June 1, 2028 that have been assumed by El Paso will mature on June 1, 2028. Interest on such securities will accrue at the rate of 6.95% per annum and will be payable semi-annually on each June 1 and December 1, commencing on June 1, 2006. Interest on such securities will accrue from December 1, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 7.75% senior debentures due October 15, 2035 that have been assumed by El Paso will mature on October 15, 2035. Interest on such securities will accrue at the rate of 7.75% per annum and will be payable semi-annually on each April 15 and October 15, commencing on April 15, 2006. Interest on such securities will accrue from October 15, 2005, the most recent date to which interest has been paid on such securities.

CGP’s 7.42% senior debentures due February 15, 2037 that have been assumed by El Paso will mature on February 15, 2037. Interest on such securities will accrue at the rate of 7.42% per annum and will be payable semi-annually on each February 15 and August 15, commencing on February 15, 2006. Interest on such securities will accrue from August 15, 2005, the most recent date to which interest has been paid on such securities.

The CGP Indentures contain covenants that restrict El Paso’s ability to merge or consolidate with another entity or sell, lease or transfer substantially all of El Paso's properties or assets to another entity. These limitations are subject to a number of important qualifications and exceptions. Upon an Event of Default (as defined in each CGP Indenture), the trustee or the holders of at least 25% in aggregate principal amount of the Assumed CGP Notes of a particular series then outstanding may declare the entire principal of all the Assumed CGP Notes of such series to be due and payable immediately.

Other than as described below, the Assumed CGP Notes of each series are not redeemable prior to their stated maturity. Subject to the applicable terms and conditions of the applicable CGP Indenture, on February 15, 2007, or if such date is not a business day, then the next succeeding business day, each holder of CGP’s 6.70% senior debentures due February 15, 2027 that have been assumed by El Paso (the “Assumed CGP 2027s”) will have the right to require El Paso to redeem all or any part (equal to $1,000 or an integral multiple thereof) of such holder’s Assumed CGP 2027s for cash at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the redemption date.

In connection with the closing of the Early Settlement, El Paso is filing certain exhibits as part of this Current Report on Form 8-K.

Item 8.01.   Other Events.

    On December 20, 2005, in anticipation of certain year end internal transactions of El Paso’s subsidiaries, El Paso entered into a First Amendment, Consent and Waiver Agreement (the “First Amendment”) among El Paso and El Paso E&P Company, L.P. (“El Paso E&P”) (formerly known as El Paso Production Oil & Gas USA, L.P.), as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto, to that certain Credit Agreement, dated as of November 3, 2005, among El Paso and El Paso E&P, as Borrowers, Fortis Capital Corp., as Administrative Agent, Arranger and Bookrunner, and the several Lenders party from time to time thereto. The First Amendment is attached hereto as Exhibit 10.B.

On December 29, 2005, El Paso and CGP issued a joint press release announcing the successful Early Settlement described in Item 2.03 of this Current Report on Form 8-K. A copy of the joint press release is attached hereto as Exhibit 99.A and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.A	Tenth Supplemental Indenture dated as of December 28, 2005 between El Paso Corporation and HSBC Bank USA, National Association, as trustee.
4.B	Form of 6.50% Senior Note due 2006 included as Exhibit A-10 to Exhibit 4.A of this Current Report on Form 8-K.
4.C	Form of 7½% Senior Note due 2006 included as Exhibit A-12 to Exhibit 4.A of this Current Report on Form 8-K.
4.D	Form of 6.50% Senior Note due 2008 included as Exhibit A-8 to Exhibit 4.A of this Current Report on Form 8-K.
4.E	Form of 7.625% Senior Note due 2008 included as Exhibit A-9 to Exhibit 4.A of this Current Report on Form 8-K.
4.F	Form of 6.375% Senior Note due 2009 included as Exhibit A-6 to Exhibit 4.A of this Current Report on Form 8-K.
4.G	Form of 7.75% Senior Note due 2010 included as Exhibit A-7 to Exhibit 4.A of this Current Report on Form 8-K.
4.H	Form of 10¾% Senior Note due 2010 included as Exhibit A-1 to Exhibit 4.A of this Current Report on Form 8-K.
4.I	Form of 9⅝% Senior Note due 2012 included as Exhibit A-2 to Exhibit 4.A of this Current Report on Form 8-K.
4.J	Form of 6.70% Senior Note due 2027 included as Exhibit A-11 to Exhibit 4.A of this Current Report on Form 8-K.
4.K	Form of 6.95% Senior Note due 2028 included as Exhibit A-5 to Exhibit 4.A of this Current Report on Form 8-K.
4.L	Form of 7.75% Senior Note due 2032 included as Exhibit A-3 to Exhibit 4.A of this Current Report on Form 8-K.
4.M	Form of 7.42% Senior Note due 2037 included as Exhibit A-4 to Exhibit 4.A of this Current Report on Form 8-K.
10.A	Registration Rights Agreement dated as of December 28, 2005 among El Paso Corporation, Goldman Sachs & Co. and Citigroup Global Markets Inc.
10.B
First Amendment, Consent and Waiver Agreement, dated as of December 20, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto.

99.A	Press Release dated December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  January 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

4.A	Tenth Supplemental Indenture dated as of December 28, 2005 between El Paso Corporation and HSBC Bank USA, National Association, as trustee.
4.B	Form of 6.50% Senior Note due 2006 included as Exhibit A-10 to Exhibit 4.A of this Current Report on Form 8-K.
4.C	Form of 7½% Senior Note due 2006 included as Exhibit A-12 to Exhibit 4.A of this Current Report on Form 8-K.
4.D	Form of 6.50% Senior Note due 2008 included as Exhibit A-8 to Exhibit 4.A of this Current Report on Form 8-K.
4.E	Form of 7.625% Senior Note due 2008 included as Exhibit A-9 to Exhibit 4.A of this Current Report on Form 8-K.
4.F	Form of 6.375% Senior Note due 2009 included as Exhibit A-6 to Exhibit 4.A of this Current Report on Form 8-K.
4.G	Form of 7.75% Senior Note due 2010 included as Exhibit A-7 to Exhibit 4.A of this Current Report on Form 8-K.
4.H	Form of 10¾% Senior Note due 2010 included as Exhibit A-1 to Exhibit 4.A of this Current Report on Form 8-K.
4.I	Form of 9⅝% Senior Note due 2012 included as Exhibit A-2 to Exhibit 4.A of this Current Report on Form 8-K.
4.J	Form of 6.70% Senior Note due 2027 included as Exhibit A-11 to Exhibit 4.A of this Current Report on Form 8-K.
4.K	Form of 6.95% Senior Note due 2028 included as Exhibit A-5 to Exhibit 4.A of this Current Report on Form 8-K.
4.L	Form of 7.75% Senior Note due 2032 included as Exhibit A-3 to Exhibit 4.A of this Current Report on Form 8-K.
4.M	Form of 7.42% Senior Note due 2037 included as Exhibit A-4 to Exhibit 4.A of this Current Report on Form 8-K.
10.A	Registration Rights Agreement dated as of December 28, 2005 among El Paso Corporation, Goldman Sachs & Co. and Citigroup Global Markets Inc.
10.B
First Amendment, Consent and Waiver Agreement, dated as of December 20, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto.

99.A	Press Release dated December 29, 2005.